SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 13, 2001


                             STILWELL FINANCIAL INC.
               (Exact name of company as specified in its charter)


          DELAWARE                    001-15253                43-1804048
-----------------------------   --------------------    ------------------------
(State or other jurisdiction      (Commission file            (IRS Employer
      of incorporation)                number)            Identification Number)


            920 Main Street, 21st Floor, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                                (816) 218 - 2400


                                 Not Applicable
          (Former name or former address if changed since last report)









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Item 7.          Financial Statements and Exhibits

(c)              Exhibits

                 Exhibit No.      Document
                 (99)             Additional Exhibits

                 99.1             News release issued by Stilwell Financial Inc.
                                  dated July 13, 2001 announcing that Stilwell had filed a Registration Statement related to its zero-coupon convertible debt, is attached hereto as Exhibit 99.1

                 99.2             News release issued by Stilwell Financial Inc.
                                  dated July 25,2001 concerning the announcement of financial results for the three and six months ended June 30, 2001, is attached hereto as Exhibit 99.2

                 99.3             News release issued by Stilwell Financial Inc.
                                  dated July 30, 2001 announcing that Stilwell's Registration Statement related to the zero-coupon convertible debt was declared effective by the Securities and Exchange Commission, is attached hereto as Exhibit 99.3



Item 9.          Regulation FD Disclosure

Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Stilwell news release, dated July 13, 2001, announcing that Stilwell had filed a Registration Statement related to its zero-coupon convertible debt.

Stilwell is also furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.2 to this report. Exhibit 99.2 is the Stilwell news release, dated July 25, 2001, reporting the financial results for the three and six months ended June 30, 2001.

Stilwell is also furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.3 to this report. Exhibit 99.3 is the Stilwell news release, dated July 30, 2001, announcing that Stilwell's Registration Statement related to its zero-coupon convertible debt was declared effective by the Securities and Exchange Commission.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Stilwell Financial Inc.


Date: July 31, 2001                  By:        /s/  Douglas E. Nickerson
                                        ----------------------------------------
                                                  Douglas E. Nickerson
                                             Vice President and Controller
                                             (Principal Accounting Officer)